EXHIBIT 10.63

ADDENDUM No. 4 TO

AMENDED AND RESTATED MASTER SERVICES AGREEMENT

THIS ADDENDUM No. 4 (the “Addendum”) to the AMENDED AND RESTATED MASTER SERVICES AGREEMENT dated as of May 31, 2005, as amended (collectively, the “Agreement”), by and between EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC. (“ESSDS”) and ORPHAN MEDICAL, INC. (“Orphan Medical”) and assigned to JAZZ PHARMACEUTICALS, INC. (“Jazz Pharmaceuticals”), is entered into as of July 16, 2007 (the “Effective Date”) by and between ESSDS and Jazz Pharmaceuticals. Capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement.

RECITALS

WHEREAS, Jazz Pharmaceuticals desires ESSDS to provide certain Nursing Program Services for its product, Xyrem;

WHEREAS, the parties are discussing ways to enhance the existing Xyrem Success Program, including the possible adoption of a specialty pharmacy HUB program, and ESSDS desires to now hire three additional full time employees in response to these discussions;

WHEREAS, the parties desire to include and describe in more detail the provision by ESSDS of certain Nursing Program Services;

WHEREAS, the parties desire to include and describe in more detail the responsibilities of the three full time employees that ESSDS desires to hire and Jazz Pharmaceuticals’ payment obligation regarding same;

WHEREAS, Section 10.10 of the Agreement provides that the Agreement may be amended by a written instrument signed by both parties; and

WHEREAS, the parties desire to supplement the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Agreement, the parties hereto agree as follows:

AGREEMENT

1. Incorporation of Recitals. The Recitals are hereby incorporated into the Addendum.

2. Definitions. As used in this Addendum, the following term (and the plural thereof, when appropriate) shall have the meaning set forth herein, except where the context makes it clear that such meaning is not intended:

a.	“Nursing Program Services” shall mean those services set forth in Exhibit A.

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[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

b.	“FTE Services” shall mean those services set forth in Exhibit B.

c.	Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Agreement.

3. Performance of Nursing Program Services. ESSDS shall perform the Nursing Program Services set forth in Exhibit A for Jazz Pharmaceuticals for its product, Xyrem. ESSDS agrees to perform such Nursing Program Services with due care in accordance with the standards and practices which are generally accepted in the industry and exercised by other persons engaged in performing similar services in the local area and in accordance with all applicable federal and state laws and regulations.

4. Performance of FTE Services. ESSDS will hire a HUB Trainer, a Xyrem Account Director, and a Xyrem Operations Director to perform the FTE Services set forth in Exhibit B for Jazz Pharmaceuticals in connection with the Xyrem Success Program. ESSDS agrees to perform such services with due care in accordance with the standards and practices which are generally accepted in the industry and exercised by other persons engaged in performing similar services in the local area and in accordance with all applicable federal and state laws and regulations.

5. Termination. Either party may terminate this Addendum on thirty (30) days’ prior written notice to the other party, provided, however, that neither party may terminate this Addendum prior to December 31, 2007.

6. Fees. Jazz Pharmaceuticals shall pay ESSDS the monthly fees described in Exhibit C in consideration of the performance of Nursing Program Services and the FTE Services. The fees described on Exhibit C shall constitute full and complete payment for performance of the Nursing Program Services and the FTE Services under the Agreement. Payment of the fees for the FTE Services will commence 30 days following the hire by ESSDS of individuals to perform the FTE Services; payment for the Nursing Program Services will commence on September 1, 2007. ESSDS shall invoice Jazz Pharmaceuticals monthly. Jazz Pharmaceuticals agrees that: (1) the fees for the Xyrem® Nursing Program Services and the FTE Services shall constitute compensation for bona fide services; (2) the Xyrem® Nursing Program Services and FTE Services are not intended to serve, either directly or indirectly, as a means of marketing any Jazz Pharmaceutical product, (3) the Xyrem® Nursing Program and FTE Services are not intended to diminish the objectivity or professional judgment of ESSDS; (4) the Xyrem® Nursing Program and FTE Services do not involve the counseling or promotion of any off-label use of Jazz Pharmaceutical products; (5) the fees for the Xyrem® Nursing Program Services and FTE Services are not intended in any way as remuneration for referrals or for other business generated; and (6) any fees for the Xyrem® Nursing Program Services and FTE Services represent fair market value for these services based

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[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

on arms-length negotiations. The parties acknowledge that fees paid for the Xyrem® Nursing Program Services and FTE Services pursuant to this Agreement are not intended in any way as a payment related to drug formulary or drug formulary activities and have not been negotiated or discussed between the parties in connection with any such drug formulary or formulary activities.

7. Miscellaneous.

a.	Except as expressly set forth in this Addendum, all of the terms and conditions of the Agreement shall remain in full force and effect.

b.	To the extent there is a conflict between the terms and conditions of this Addendum and the terms and conditions of the Agreement, this Addendum shall control.

c.	This Addendum may be executed in one or more counterpart copies, each of which shall be deemed an original, and all of which shall together be deemed to constitute one agreement. Facsimile execution and delivery of this Addendum is legal, valid and binding execution and delivery for all purposes.

[SIGNATURE PAGE FOLLOWS]

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[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have executed or caused this Addendum to be executed effective as of the Effective Date of this Addendum.

EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC.		JAZZ PHARMACEUTICALS, INC.

By:	/s/ Glen H. Bogner	By:	/s/ Carol Gamble
Its:	Vice President	Its:	SVP and General Counsel

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[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

NURSING PROGRAM SERVICES

Population

•

Patients to whom Nursing Program Services will be offered include all newly enrolled patients. Patients and Physicians will have the option to opt out of the program at anytime during their course of therapy.

Staffing

•

ESSDS will staff and support the Nursing Program Services with a pool of [ * ] to [ * ] nurses whose first priority shall be the Nursing Program Services. These nurses will devote the majority of their time to providing Nursing Program Services.

Contact

•

The designated nurses will contact all newly enrolled patients at designated intervals over the course of the patient’s Xyrem therapy. There will be four (4) scheduled calls with the patient. Outbound scripted phone calls shall be made by a designated nurse at the following frequency:

1.	In the event a patient expresses concerns to the reimbursement specialist regarding initiating therapy that could specifically be addressed by nurse consultation, the reimbursement specialist may soft transfer the patient to a nurse.

2.	The first scheduled call, however, will occur at calendar business day [ * ] after the time of therapy dispense.

3.	The second scheduled call between [ * ] calendar business days following therapy initiation.

4.	The third scheduled call between [ * ] calendar business days following therapy initiation.

5.	The fourth scheduled call between [ * ] calendar business days following therapy initiation.

The patient may contact the nurse at other intervals throughout the program. Additionally, it may be necessary for the nurse to contact the patient’s physician throughout the program for clarification of orders and/or compliance issues.

Documentation

•	ESSDS will document all contact with the enrolled patients.

A-1

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Reporting

•

ESSDS will provide a monthly report to Jazz Pharmaceuticals. The report requirements, codes, format, and scripting is provided in Exhibit D. It is intended that such information will be de-identified under HIPAA, and Jazz Pharmaceuticals represents that it will not use such information to attempt to identify the identity of any patient.

A-2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

FTE SERVICES

HUB Trainer

The Hub Trainer will provide all training relating to fulfillment and distribution of Xyrem. The Hub Trainer will dedicate [ * ]% of their time to training related to the Xyrem Success Program.

Xyrem Account Director

The Xyrem Account Director will be designed as the single point of contact for Jazz Pharmaceuticals and will be responsible for optimizing the effectiveness of the enhanced Xyrem Success Program. The Xyrem Account Director will dedicate 100% of their time to the Xyrem Success Program.

Xyrem Operations Director

The Xyrem Operations Director will serve as a single point of contact for the Xyrem Account Director. The Xyrem Operations Director will dedicate 100% of their time to the Xyrem Success Program.

All references above to the Xyrem Success Program include any enhancements subsequently made to that program, including adoption of a specialty pharmacy Hub program.

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[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

FEES

Services	Fees
Monthly Nursing Program Services Fee	$	[	*]
Monthly FTE Fee	$	[	*]*

The fee schedule listed above is subject to the following qualifications:

•	Pricing will be reviewed 6 months from the start date of the program.

•

The pricing review will take into account the necessary staffing involved and any necessary program enhancements such as reporting, IT development and programming, process flows, new indications, increase in sales, and any other circumstances that are mutually agreed upon that might involve the necessary staffing levels to change. The pricing will be reflected in a change to the FTE rates associated with the necessary job level and skill set required to perform the job function.

•	Any necessary changes to the data requirements post implementation and addendum execution will be billed at a rate of $[ * ] per hour for IT development and programming time.

•

* The monthly FTE Fee assumes that all three FTEs are hired and working at the same time. In the event they are not, the Monthly FTE Fee will be prorated based upon which of the three positions are actually filled, as follows:

•	Hub Trainer, $[ * ] per month;

•	Xyrem Account Director $[ * ] per month; and

•	Xyrem Operations Director $[ * ] per month.

C-1

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

MONTHLY REPORTS

Frequently Asked Questions-Monthly Patient Questions	Definition	Number Asked Monthly

Pill vs Liquid	Why liquid medication? Why can’t make it in pill form?

Dosing	Why 2 doses? Why can’t it last longer so don’t have to take second dose?

Prescribed vs Street	What is difference between “street” GHB and prescribed Xyrem?

Sleep Cycle/Stages	What are normal stages of sleep?

How works	How does Xyrem help Narcolepsy w/Cataplexy, EDS?

Withdrawal	Will I have withdrawal symptoms if I stop taking?

Interactions - TF to RPh	Questions regarding other Xyrem interaction with other medication? Transfer call to pharmacist.

Safety-Other Med Conditions	Is it safe to take Xyrem when I also have heart disease, lung disease, bipolar disease, hypertension, etc.

Awake/Emergency	Will I be able to wake up for an emergency, children crying, alarm clock etc.

Common Side Effects	What are the common side effects?

TF (transfer call) to Medcomm	Experiencing common or uncommon side effects, any new symptom if associated with taking Xyrem, death.

Central Pharmacy	Why can’t I get this at my pharmacy where I get all my other medications?

Alcohol	Is it safe to drink alcohol when taking Xyrem?

Travel	How do I travel with Xyrem? Any special requirements when traveling with Xyrem?

Skipping Doses	Is it OK to skip doses (daily or second dose)?

Ship/Delivery - TF to Pharmacy	Shipment or delivery questions. Transfer call to Pharmacy

Cost/Bill - TF to Reimbursement	Reimbursement questions. Transfer call to Reimbursement Specialist.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Scripting for Calls Patient Response-Monthly		Number Asked Monthly
New Patient 1st call

Aware preparation?	Yes/No

Aware frequency?	Yes/No

Aware titration?	Yes/No

Delay start?	Choices: Moving, Vacation, Work/School, Talk to MD, Wean other meds, Home Alone, Unspecified

Follow up calls post 1st call

Taking as prescribed? Sleeping longer periods?	Yes/No Yes/No

Feel more rested?	Yes/No

Skipping doses?	Yes/No

If patient indicates they are no longer taking Xyrem during one of the above scheduled nurse calls, the nurse will contact the physicians’ office in a timely manner and alert them to this finding.

Glossary of Call Type Codes:

Call Type Code	Call Type Definition
IN-MD	Inbound physician office call
IN-PT	Inbound patient call
Ship-1	New Patient Call-1st attempt
Ship-2	New Patient Call-2nd attempt
OPT-MD	Physician opting patient out of program
OPT-PT	Patient opting out of program
DC-MD 10D-1	DC Xyrem-physician office notified 10-14 Days on Xyrem-1st attempt
10D-2	10-14 Days on Xyrem-2nd attempt
25D-1	25-30 Days on Xyrem-1st attempt
25D-2	25-30 Days on Xyrem-2nd attempt
55D-1	55-60 Days on Xyrem-1st attempt
55D-2	55-60 Days on Xyrem-2nd attempt

Monthly Number of Calls Reporting Format:

Call Type	Number of Calls
IN-MD	0
IN-PT	0
Ship-1	0
Ship-2	0
OPT-MD	0
OPT-PT	0
10D-1	0
10D-2	0
25D-1	0
25D-2	0
55D-1	0
55D-2	0
Total	0

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Nurse Opt Out Data Reporting Format

*Patient ID	**Physician First Name	**Physician Last Name	*Physician CHIP ID	*Physician JPI ID	Requestor	Current Case Status	Total Fills

*	The Patient will be de-identified

**	Those physicians residing in NH will not be reported on

Monthly Nursing Summary Reporting Format:

Nursing Summary

Patients
Number of Patients Enrolled from MM/DD/YYYY through MM/DD/YYYY (since nursing program launch date until term of program)	0
Number of Patients Currently Participating (all newly enrolled patients from nursing program launch date less patient and physician opt outs until term of program)	0
Number of Patients Shipped through MM/DD/YYYY (since nursing program launch date until term of program)	0
Percentage of Patients Shipped	#DIV/0!
Average Number of Fills per Patient	0.00
Number of On Hold Patients	0
Percentage of On Hold Patients	#DIV/0!
Number of Disenrolled Patients	0
Percentage of Disenrolled Patients	#DIV/0!

	Count	%
Disenrolled Patients Breakout:
Disenrolled - Cost	0	#DIV/0!
Disenrolled - Refused Shipment	0	#DIV/0!
Disenrolled - MD Credential	0	#DIV/0!
Disenrolled - Drug/Medical Concern	0	#DIV/0!
Disenrolled - Insurance Denial	0	#DIV/0!

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

Disenrolled - Pt. Expired	0	#DIV/0!
Disenrolled - Dr. not responding	0	#DIV/0!
Disenrolled - Physician Request	0	#DIV/0!
Disenrolled - Voluntarily	0	#DIV/0!
Disenrolled - Unknown Reason	0	#DIV/0!
Disenrolled - Unable to Contact	0	#DIV/0!
Disenrolled - Prefers Alternate Therapy	0	#DIV/0!
Total	0	#DIV/0!
Number of Discontinued Patients	0
Percentage of Discontinued Patients	#DIV/0!
Discontinued Patients Breakout:
Discontinued - Cost
Discontinued - Refused Shipment
Discontinued - Efficacy
Discontinued - Drug/Medical Concern
Discontinued - Insurance Denial
Discontinued - Pt. Expired
Discontinued - Side Effects
Discontinued - Physician Request
Discontinued - Voluntarily
Discontinued - Unknown Reason
Discontinued - Unable to Contact
Discontinued - Prefers Alternate Therapy
Total

D-4

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.